UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 5, 2025

OCUGEN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36751	04-3522315
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11 Great Valley Parkway

Malvern, Pennsylvania 19355

(484) 328-4701

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	OCGN	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 5, 2025, Ocugen, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) virtually at 8:00 a.m. ET. At the Annual Meeting, a total of 105,287,033 shares of the Common Stock were represented virtually or by proxy.

The following is a brief description of the final voting results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting on June 5, 2025:

(a) Proposal 1 - Election of Two Class II Directors and One Class III Director. The stockholders elected Uday B. Kompella, Ph.D. and Blaise Coleman to the Board of Directors to serve as a director until the 2028 Annual Meeting of Stockholders and until their respective successor, if any, is elected or appointed, or upon their earlier death, resignation, retirement, disqualification, or removal, as well as Satish Chandran, Ph.D. to the Board of Directors to serve as a director until the 2026 Annual Meeting of Stockholders and until his successor, if any, is elected or appointed, or upon his earlier death, resignation, retirement, disqualification, or removal, as follows:

Name	For	Withheld	Broker Non-Votes
Uday B. Kompella, Ph.D.	30,446,126	10,433,640	64,407,267
Blaise Coleman	39,187,023	1,692,743	64,407,267
Satish Chandran, Ph.D.	39,040,889	1,838,877	64,407,267

(b) Proposal 2 - Ratification of Independent Registered Public Accountant. The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
101,459,299	3,030,767	796,967	-

(c) Proposal 3 - Approval, on an advisory basis, of the compensation of the Company’s named executive officers. The stockholders voted to approve, on an advisory basis, the compensation of the Company’s named executive officers, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,296,206	6,759,801	2,832,759	64,407,267

Item 8.01	Other Events.

On June 5, 2025, the Company issued a press release announcing they signed a binding term sheet for the license of OCU400 modifier gene therapy for retinitis pigmentosa in Korea. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are being filed herewith:

(d) Exhibits

Exhibit No.	Document
99.1	Press Release of the Company, dated June 5, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2025

OCUGEN, INC.

By:	/s/ Shankar Musunuri
Name: Shankar Musunuri
Title: Chairman, Chief Executive Officer, & Co-Founder